                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) June 20, 2006

                        Commission File Number 000-28638

                                 BMB MUNAI, INC.
             (Exact Name of Registrant as Specified in its Charter)

              NEVADA                                       30-0233726
 (State or other jurisdiction of               (I.R.S. Employer Identification
  incorporation or organization)                             Number)

                 202 Dostyk Ave., 4th Floor, Almaty, Kazakhstan
                    (Address of principal executive offices)

                                     050051
                                   (Zip Code)

                                +7 (3272) 375-125
                (Registrant's Executive Office Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 3.02 Unregsitered Sales of Equity Securites

         On June 20, 2006, our Board of Directors approved stock option grants and restricted stock awards to our officers and directors and certain employees and consultants of the Company under our 2004 Stock Incentive Plan. The total number of options and restricted stock grants was 200,000 and 495,000 respectively. The options are exercisable at a price of $7.00 per share, which was the closing price of the Company's common stock on the OTCBB on June 20,
2006. The restricted stock grants were also valued at $7.00 per share. The options will expire three years from the grant date. All of the options and restricted stock grants vested immediately upon grant. Among the parties receiving restricted stock grants were the following executive officers and directors:

Name                          Positions with Company    Options Granted     Restricted Stock Granted
Boris Cherdabayev             CEO and Director                  150,000                      80,000
Askar Tashtitov               President                               -                      40,000
Sanat Kasymov                 CFO                                     -                      40,000
Gamal Kulumbetov              COO                                     -                      40,000
Georges Benarroch             Director                                -                      10,000
Troy Nilson                   Director                                -                      10,000
Stephen Smoot                 Director                                -                      10,000
Valery Tolkachev              Director                           50,000                      40,000

Grants were made to 16 people, eleven of whom are non-U.S. persons. The option and restricted stock grants were made without registration pursuant to
Regulation S of the Securities Act Rules and Section 4(2) under the Securities
Act of 1933.

Item 5.03 Amendments to Articles of Incorporation and Bylaws

         At a Special Meeting of Stockholders of BMB Munai, Inc., held on April
18, 2006, our stockholders approved an amendment to our Articles of
Incorporation to increase our authorized common stock from 100,000,000 shares to
500,000,000 shares. On June 21, 2006, we filed with the state of Nevada an amendment to our Articles of Incorporation to increase our authorized common stock to 500,000,000 shares. This amendment does not materially modify the rights of holders our common stockholders.

         On June 23, 2006, our Board of Directors, in accordance with Section
78.120 of the Nevada Revised Statutes and Article X of our By-Laws, adopted amendments to our By-Laws to update the office address of the Company, as set forth in Article I, Section 2, and separate the offices of Chief Executive
Officer and President and distinguish between the duties of each office, as set forth in Article IV, Section 4 of the By-Laws.

Item 9.01 Exhibits

                  3.01     Amendment to Articles of Incorporation

                  3.02     By-Laws

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       BMB MUNAI, INC.

Date: June 23, 2006                                    By: /s/ Adam R. Cook
                                                       Adam R. Cook, Secretary

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